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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


          Date of Report (date of earliest event reported): May 8, 2001


                           TRANSOCEAN SEDCO FOREX INC.
             (Exact name of registrant as specified in its charter)


             CAYMAN ISLANDS                            333-75899                               N/A
    (State or other jurisdiction of                   (Commission                        (I.R.S. Employer
     incorporation or organization)                  File Number)                      Identification No.)


                                4 GREENWAY PLAZA
                              HOUSTON, TEXAS 77046
              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (713) 232-7500

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

         On May 8, 2001, Transocean Sedco Forex Inc., a Cayman Islands exempted company (the "Company"), entered into an Underwriting Agreement dated May 8, 2001 (the "Underwriting Agreement") between the Company and Credit Suisse First Boston Corporation. The Underwriting Agreement related to a public offering of $400,000,000 aggregate principal amount of 1.5% Convertible Debentures due May 15, 2021 (the "Debentures") under a registration statement on Form S-3 (No. 333-58604), as amended (the "Registration Statement"). The Company expects to enter into a Fourth Supplemental Indenture between the Company and The Chase Manhattan Bank, as trustee (the "Trustee") setting forth certain terms of the Debentures and including as an exhibit a form of Debenture. This Current Report on Form 8-K is being filed for the purpose of filing as exhibits the Underwriting Agreement, a form of the Fourth Supplemental Indenture, the form of Debenture and opinions of Baker Botts L.L.P. and Walkers, Cayman Islands, in connection with the Registration Statement and the public offering of the Debentures.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are filed herewith:

  1.1 Underwriting Agreement dated May 8, 2001 between the Company and Credit Suisse First Boston Corporation

  4.1 Form of Fourth Supplemental Indenture to be dated as of May 11, 2001 between the Company and the Trustee

  4.2   Form of Debenture (contained in Exhibit 4.1)

  5.1   Opinion of Baker Botts L.L.P.

  5.2   Opinion of Walkers, Cayman Islands

 23.1   Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

 23.2   Consent of Walkers, Cayman Islands (included in Exhibit 5.2)
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     TRANSOCEAN SEDCO FOREX INC.


  Date: May 10, 2001                 By: /s/ WILLIAM E. TURCOTTE
                                        ----------------------------------------
                                           William E. Turcotte
                                           Associate General Counsel

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                                 EXHIBIT INDEX


Exhibit No.              Description
-----------              -----------
  1.1 Underwriting Agreement dated May 8, 2001 between the Company and Credit Suisse First Boston Corporation

  4.1 Form of Fourth Supplemental Indenture to be dated as of May 11, 2001 between the Company and the Trustee

  4.2       Form of Debenture (contained in Exhibit 4.1)

  5.1       Opinion of Baker Botts L.L.P.

  5.2       Opinion of Walkers, Cayman Islands

 23.1       Consent of Baker Botts L.L.P. (included in Exhibit 5.1)

 23.2       Consent of Walkers, Cayman Islands (included in Exhibit 5.2)